EXHIBIT 99.2
                                 ------------

                 The Condfirmation, dated as of June 27, 2006

[BEAR STEARNS] [LOGO]
                                           BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009




DATE:             June 29, 2006

TO: The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB

ATTENTION:        Courtney Barhalomew
TELEPHONE:        212-815-3236
FACSIMILE:        212-815-3986

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC8323

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

Reference Number: FXNEC8323
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 2 of 15


2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:      Rate Cap

      Notional Amount:          With respect to any Calculation Period, the
                                lesser of (i) the amount set forth for such period in the Schedule of Notional Amounts attached hereto, and (ii) the Class
                                Certificate Balance of the Class A-5
                                Certificates, immediately prior to the related
                                Distribution Date (as such term is defined in the Pooling and Servicing Agreement).

      Trade Date:               May 30, 2006

      Effective Date:           July 25, 2006

      Termination Date:         October 25, 2018

      Fixed Amount (Premium):

         Fixed Rate Payer:      Counterparty; provided, however, that payment
                                of the Fixed Amount to BSFP has been make on behalf of the Counterparty by Bear, Stearns &
                                Co., Inc.

         Fixed Rate Payer
         Payment Date:          June 29, 2006

         Fixed Amount:          USD 1,645,000

      Floating Amounts:

         Floating Rate Payer:   BSFP

         Cap Rate:              5.40000%

         Floating Rate Payer
         Period End Dates:      The 25th calendar day of each month during the
                                Term of this Transaction, commencing August
                                25, 2006 and ending on the Termination Date, with No Adjustment.

         Floating Rate Payer
         Payment Dates:         Early Payment shall be applicable. The
                                Floating Rate Payer Payment Dates shall be two
                                Business Day preceding each Floating Rate
                                Payer Period End Date.

Reference Number: FXNEC8323
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 3 of 15



          Floating Rate Option: USD-LIBOR-BBA; provided, however, that if the
                                Floating Rate determined from such Floating
                                Rate Option for any Calculation Period is greater than 8.90000% then the Floating Rate for such Calculation Period shall be deemed equal to 8.90000%.

          Designated Maturity:  One month

         Floating Rate Day
          Count Fraction:      30/360

          Reset Dates:         The first day of each Calculation Period.

          Compounding:         Inapplicable

      Business Days for         New York
      payments

      Business Day Convention:  Following

3.    Additional Provisions:    Each party hereto is hereby advised and
                                acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)    Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

Reference Number: FXNEC8323
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 4 of 15



(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means United States Dollars.

3)    Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under
      Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or
      Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5)    Documents to be Delivered. For the purpose of Section 4(a):

(1)   Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8323
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 5 of 15


Party required to deliver      Form/Document/               Date by which to
document                       Certificate                  be delivered

BSFP and                       Any  document  required or   Promptly   after  the   earlier  of  (i)
the Counterparty               reasonably   requested  to   reasonable  demand  by  either  party or
                               allow the  other  party to   (ii)   learning   that   such   form  or
                               make  payments  under this   document is required
                               Agreement    without   any
                               deduction  or  withholding
                               for or on the  account  of
                               any  Tax  or   with   such
                               deduction  or  withholding
                               at a reduced rate


(2)   Other documents to be delivered are:

Party required to    Form/Document/            Date by which to         Covered by Section 3(d)
deliver document     Certificate               be delivered             Representation

BSFP and             Any documents             Upon the execution       Yes
the Counterparty     required by the           and delivery of this
                     receiving party to        Agreement and such
                     evidence the              Confirmation
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider, if any, for
                     it to execute and
                     deliver this
                     Agreement, any
                     Confirmation , and
                     any Credit Support
                     Documents to which it
                     is a party, and to
                     evidence the
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider to perform
                     its obligations under
                     this Agreement, such
                     Confirmation and/or
                     Credit Support

Reference Number: FXNEC8323
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 6 of 15




Party required to    Form/Document/            Date by which to         Covered by Section 3(d)
deliver document     Certificate               be delivered             Representation

                     Document, as the case
                     may be

BSFP and             A certificate of an       Upon the execution       Yes
the Counterparty     authorized officer of     and delivery of this
                     the party, as to the      Agreement and such
                     incumbency and            Confirmation
                     authority of the
                     respective officers of
                     the party signing this
                     Agreement, any relevant
                     Credit Support
                     Document, or any
                     Confirmation, as the
                     case may be

Counterparty         An executed copy of the   Within 30 days after     No
                     Pooling and Servicing     the date of this
                     Agreement.                Agreement.


6)    Miscellaneous. Miscellaneous

(a)   Address for Notices: For the purposes of Section 12(a) of this
      Agreement:

      Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York  10179
            Attention:  DPC Manager
            Facsimile:  (212) 272-5823

      with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York 11201
            Attention:  Derivative Operations - 7th Floor
            Facsimile:  (212) 272-1634

            (For all purposes)

      Address for notices or communications to the Counterparty:

            Address:    The Bank of New York

Reference Number: FXNEC8323
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 7 of 15


                        101 Barclay Street-8W
                        New York, New York 10286
            Attention:  Corporate Trust MBS Administration, CWALT, Series
                        2006-24CB
            Facsimile:  212-815-3986
            Phone:      212-815-3236

            (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c):

                  BSFP appoints as its
                  Process Agent:          Not Applicable

                  The Counterparty appoints as its
                  Process Agent:          Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

      The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

Reference Number: FXNEC8323
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 8 of 15



(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. Notwithstanding any provision of this agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York ("BONY"), not individually or personally but solely as the Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB (the "Trust") in the exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as trustee and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall the Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this

Reference Number: FXNEC8323
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 9 of 15



      Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of
      Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

            (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number: FXNEC8323
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 10 of 15


5.   Account Details and
     Settlement Information:  Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit
to
                              Bear Stearns Financial Products Inc.
                              Sub-account  Number: 102-04654-1-3
                              Attention: Derivatives Department

                              Payments to Counterparty:
                              The Bank of New York
                              New York, NY
                              ABA Number: 021-000-018
                              GLA Number: 111-565
                              For further credit to: TAS A/C 580786
                              Attention: Mathew J. Sabino
                              Tel: (212) 815-6093

6. Regulation AB Compliance. BSFP and Counterparty agree that the terms of the Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

      This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC8323
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 11 of 15


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By:  _______________________________
     Name:
     Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE FOR CWALT, INC. ALTERNATIVE LOAN TRUST 2006-24CB


By:  _______________________________
      As authorized agent or officer for The Bank of New York, not in its individual capacity but soley as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
      Name:
      Title:





am

Reference Number: FXNEC8323
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 12 of 15



                         SCHEDULE OF NOTIONAL AMOUNTS

                                                            Notional Amount
                                                            ---------------
     From and including          To but excluding                (USD)
     ------------------          ----------------                -----
       Effective Date                8/25/2006               79,895,700.84
         8/25/2006                   9/25/2006               79,623,173.51
         9/25/2006                  10/25/2006               79,184,369.26
        10/25/2006                  11/25/2006               78,581,582.12
        11/25/2006                 1 2/25/2006               77,817,472.90
        12/25/2006                   1/25/2007               76,895,065.02
         1/25/2007                   2/25/2007               75,817,739.04
         2/25/2007                   3/25/2007               74,589,225.83
         3/25/2007                   4/25/2007               73,213,598.39
         4/25/2007                   5/25/2007               71,695,262.35
         5/25/2007                   6/25/2007               70,038,945.15
         6/25/2007                   7/25/2007               68,269,928.94
         7/25/2007                   8/25/2007               66,544,767.71
         8/25/2007                   9/25/2007               64,862,845.51
         9/25/2007                  10/25/2007               63,223,555.01
        10/25/2007                  11/25/2007               61,626,297.36
        11/25/2007                  12/25/2007               60,070,482.09
        12/25/2007                   1/25/2008               58,555,526.97
         1/25/2008                   2/25/2008               57,080,857.93
         2/25/2008                   3/25/2008               55,645,908.91
         3/25/2008                   4/25/2008               54,250,121.77
         4/25/2008                   5/25/2008               52,892,946.16
         5/25/2008                   6/25/2008               51,573,839.47
         6/25/2008                   7/25/2008               50,292,266.62
         7/25/2008                   8/25/2008               49,047,700.05
         8/25/2008                   9/25/2008               47,839,619.58
         9/25/2008                  10/25/2008               46,667,512.29
        10/25/2008                  11/25/2008               45,530,872.43
        11/25/2008                  12/25/2008               44,429,201.36
        12/25/2008                   1/25/2009               43,362,007.37
         1/25/2009                   2/25/2009               42,328,805.67
         2/25/2009                   3/25/2009               41,329,118.22
         3/25/2009                   4/25/2009               40,362,473.70
         4/25/2009                   5/25/2009               39,428,407.36
         5/25/2009                   6/25/2009               38,526,460.97
         6/25/2009                   7/25/2009               37,656,182.71
         7/25/2009                   8/25/2009               36,817,127.08
         8/25/2009                   9/25/2009               36,008,854.81

Reference Number: FXNEC8323
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 13 of 15


         9/25/2009                  10/25/2009               35,230,932.81
        10/25/2009                  11/25/2009               34,482,934.02
        11/25/2009                  12/25/2009               33,764,437.36
        12/25/2009                   1/25/2010               33,075,027.68
         1/25/2010                   2/25/2010               32,414,295.61
         2/25/2010                   3/25/2010               31,781,837.52
         3/25/2010                   4/25/2010               31,177,255.45
         4/25/2010                   5/25/2010               30,600,156.98
         5/25/2010                   6/25/2010               30,050,155.23
         6/25/2010                   7/25/2010               29,526,868.71
         7/25/2010                   8/25/2010               29,029,921.28
         8/25/2010                   9/25/2010               28,558,942.08
         9/25/2010                  10/25/2010               28,113,565.43
        10/25/2010                  11/25/2010               27,693,430.79
        11/25/2010                  12/25/2010               27,298,182.67
        12/25/2010                   1/25/2011               26,927,470.55
         1/25/2011                   2/25/2011               26,580,948.84
         2/25/2011                   3/25/2011               26,258,276.79
         3/25/2011                   4/25/2011               25,959,118.41
         4/25/2011                   5/25/2011               25,683,142.45
         5/25/2011                   6/25/2011               25,430,022.28
         6/25/2011                   7/25/2011               25,199,435.86
         7/25/2011                   8/25/2011               25,133,448.10
         8/25/2011                   9/25/2011               25,088,720.07
         9/25/2011                  10/25/2011               25,064,945.44
        10/25/2011                  11/25/2011               25,061,822.16
        11/25/2011                  12/25/2011               25,061,253.21
        12/25/2011                   1/25/2012               25,060,684.27
         1/25/2012                   2/25/2012               25,060,115.33
         2/25/2012                   3/25/2012               25,059,546.39
         3/25/2012                   4/25/2012               25,058,977.44
         4/25/2012                   5/25/2012               25,058,408.50
         5/25/2012                   6/25/2012               25,057,839.56
         6/25/2012                   7/25/2012               25,057,270.62
         7/25/2012                   8/25/2012               25,056,701.67
         8/25/2012                   9/25/2012               25,056,132.73
         9/25/2012                  10/25/2012               25,055,563.79
        10/25/2012                  11/25/2012               25,054,994.85
        11/25/2012                  12/25/2012               25,054,425.90
        12/25/2012                   1/25/2013               25,053,856.96
         1/25/2013                   2/25/2013               25,053,288.02
         2/25/2013                   3/25/2013               25,052,719.08

Reference Number: FXNEC8323
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 14 of 15


         3/25/2013                   4/25/2013               25,052,150.13
         4/25/2013                   5/25/2013               25,051,581.19
         5/25/2013                   6/25/2013               25,051,012.25
         6/25/2013                   7/25/2013               25,050,443.31
         7/25/2013                   8/25/2013               25,049,874.36
         8/25/2013                   9/25/2013               25,049,305.42
         9/25/2013                  10/25/2013               25,048,736.48
        10/25/2013                  11/25/2013               25,048,167.54
        11/25/2013                  12/25/2013               24,694,471.69
        12/25/2013                   1/25/2014               23,942,102.89
         1/25/2014                   2/25/2014               23,202,068.67
         2/25/2014                   3/25/2014               22,474,181.76
         3/25/2014                   4/25/2014               21,758,257.61
         4/25/2014                   5/25/2014               21,054,114.36
         5/25/2014                   6/25/2014               20,361,572.83
         6/25/2014                   7/25/2014               19,680,456.42
         7/25/2014                   8/25/2014               19,086,328.09
         8/25/2014                   9/25/2014               18,501,709.51
         9/25/2014                  10/25/2014               17,926,455.23
        10/25/2014                  11/25/2014               17,360,421.96
        11/25/2014                  12/25/2014               16,803,468.53
        12/25/2014                   1/25/2015               16,255,455.88
         1/25/2015                   2/25/2015               15,716,247.00
         2/25/2015                   3/25/2015               15,185,706.95
         3/25/2015                   4/25/2015               14,663,702.75
         4/25/2015                   5/25/2015               14,150,103.44
         5/25/2015                   6/25/2015               13,644,779.97
         6/25/2015                   7/25/2015               13,147,605.26
         7/25/2015                   8/25/2015               12,724,242.40
         8/25/2015                   9/25/2015               12,307,021.06
         9/25/2015                  10/25/2015               11,895,853.85
        10/25/2015                  11/25/2015               11,490,654.65
        11/25/2015                  12/25/2015               11,091,338.52
        12/25/2015                   1/25/2016               10,697,821.74
         1/25/2016                   2/25/2016               10,310,021.74
         2/25/2016                   3/25/2016                9,927,857.15
         3/25/2016                   4/25/2016                9,551,247.71
         4/25/2016                   5/25/2016                9,180,114.31
         5/25/2016                   6/25/2016                8,814,378.94
         6/25/2016                   7/25/2016                8,451,371.75
         7/25/2016                   8/25/2016                8,081,032.36
         8/25/2016                   9/25/2016                7,716,201.54

Reference Number: FXNEC8323
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 15 of 15


         9/25/2016                  10/25/2016                7,356,799.84
        10/25/2016                  11/25/2016                7,002,748.92
        11/25/2016                  12/25/2016                6,653,971.57
        12/25/2016                   1/25/2017                6,310,391.65
         1/25/2017                   2/25/2017                5,971,934.13
         2/25/2017                   3/25/2017                5,638,525.02
         3/25/2017                   4/25/2017                5,310,091.39
         4/25/2017                   5/25/2017                4,986,561.34
         5/25/2017                   6/25/2017                4,667,864.01
         6/25/2017                   7/25/2017                4,353,929.51
         7/25/2017                   8/25/2017                4,044,688.99
         8/25/2017                   9/25/2017                3,740,074.52
         9/25/2017                  10/25/2017                3,440,019.19
        10/25/2017                  11/25/2017                3,144,457.01
        11/25/2017                  12/25/2017                2,853,322.93
        12/25/2017                   1/25/2018                2,566,552.82
         1/25/2018                   2/25/2018                2,284,083.49
         2/25/2018                   3/25/2018                2,005,852.62
         3/25/2018                   4/25/2018                1,731,798.77
         4/25/2018                   5/25/2018                1,461,861.41
         5/25/2018                   6/25/2018                1,195,980.83
         6/25/2018                   7/25/2018                  934,098.20
         7/25/2018                   8/25/2018                  676,155.50
         8/25/2018                   9/25/2018                  422,095.57
         9/25/2018               Termination Date               171,862.02